UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 29, 2014 (July 28, 2014)

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Damastown, Mulhuddart

Dublin 15, Ireland

(Address of principal executive offices)

+353 (1) 880-8180

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 28, 2014, certain wholly owned subsidiaries of Mallinckrodt plc (“Mallinckrodt” or the “Company”) entered into a $160,000,000 accounts receivable securitization facility pursuant to (i) a Note Purchase Agreement (the “Note Purchase Agreement”), among Mallinckrodt Securitization S.à r.l., a wholly owned special purpose subsidiary of the Company (the “SPV”), the persons from time to time party thereto as purchasers (the “Purchasers”), PNC Bank, National Association, as administrative agent (the “Administrative Agent”), and Mallinckrodt LLC, a wholly owned subsidiary of the Company, as initial servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”), (ii) a Purchase and Sale Agreement (the “Purchase and Sale Agreement”), among certain wholly owned subsidiaries of the Company (each, an “Originator”), the Servicer and the SPV and (iii) a Sale Agreement (the “Sale Agreement” and, together with the Note Purchase Agreement and the Purchase and Sale Agreement, the “Agreements”), between Liebel-Flarsheim Company LLC, a wholly owned subsidiary of the Company (“Liebel-Flarsheim”), and Mallinckrodt LLC. The Company expects to use a portion of the funds made available pursuant to the accounts receivable securitization facility to finance part of the cash consideration of the previously announced acquisition of Questcor Pharmaceuticals, Inc. (“Questcor”).

Under the Purchase and Sale Agreement, each Originator will sell, on an ongoing basis, accounts receivable, certain related assets and the right to the collections on those accounts receivable to the SPV. Under the Sale Agreement, Liebel-Flarsheim will sell accounts receivable, certain related assets and the right to collections on those accounts receivable to Mallinckrodt LLC, which in turn will sell such assets to the SPV under the Purchase and Sale Agreement. The servicing, administration and collection of the accounts receivable will be conducted by the Servicer. Under the terms of the Note Purchase Agreement, the SPV may, from time to time, obtain up to $160,000,000 from the Purchasers through the sale of notes secured by its interest in such receivables, related assets and collections. The size of the accounts receivable securitization facility may be increased from time to time, upon request by the SPV and with the consent of the Purchasers and the Administrative Agent, up to a maximum of $300,000,000. Advances under the Note Purchase Agreement will be repaid as accounts receivable are collected, with new amounts being advanced as new accounts receivable are originated by the Originators and sold to the SPV. The accounts receivable securitization facility has a term of three years.

Loans under the accounts receivable securitization facility bear interest (including facility fees) at a rate equal to LIBOR plus 0.80%. Unused commitments on the accounts receivable securitization facility are subject to an annual commitment fee of 0.35%. The SPV has paid an upfront fee equal to 0.15% with respect to the accounts receivable securitization facility.

The Note Purchase Agreement contains various customary representations and warranties and affirmative and negative covenants, and also contains customary default, indemnification and termination provisions, which provide for acceleration of amounts owed under the Note Purchase Agreement upon the occurrence of certain specified events. The Purchase and Sale Agreement also contains various customary representations and warranties and affirmative and negative covenants and provides for customary indemnification, remedial and indemnification provisions.

Mallinckrodt International Finance S.A., a wholly owned subsidiary of the Company (“MIFSA”), has provided to the Administrative Agent (for the benefit of the Administrative Agent and the Purchasers) a customary Performance Guaranty (the “Guaranty”) with respect to the obligations of Mallinckrodt LLC, the Servicer and each Originator under each agreement in connection with the accounts receivable securitization facility to which such entities are party.

The foregoing descriptions of the Agreements and the Guaranty are qualified in their entirety by reference to the Note Purchase Agreement, the Purchase and Sale Agreement, the Sale Agreement and the Guaranty, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided pursuant to Item 1.01 with respect to MIFSA’s guaranty of the obligations of Mallinckrodt LLC, the Originators and the Servicer under the Purchase and Sale Agreement is incorporated by reference into this Item 2.03.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not strictly historical, including statements regarding the proposed acquisition, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which Mallinckrodt and Questcor operate; the commercial success of Mallinckrodt’s and Questcor’s products, including H.P. Acthar® Gel; Mallinckrodt’s and Questcor’s ability to protect intellectual property rights; the parties’ ability to satisfy the merger agreement conditions and consummate the merger on the anticipated timeline or at all; the availability of financing, including the financing contemplated by the debt commitment letter, on anticipated terms or at all; Mallinckrodt’s ability to successfully integrate Questcor’s operations and employees with Mallinckrodt’s existing business; the ability to realize anticipated growth, synergies and cost savings; Questcor’s performance and maintenance of important business relationships; the lack of patent protection for Acthar, and the possible U.S. Food and Drug Administration (“FDA”) approval and market introduction of additional competitive products; Questcor’s reliance on Acthar for substantially all of its net sales and profits; Questcor’s ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with nephrotic syndrome, multiple sclerosis, infantile spasms or rheumatology-related conditions, and Questcor’s ability to develop other therapeutic uses for Acthar; volatility in Questcor’s Acthar shipments, estimated channel inventory, and end-user demand; an increase in the proportion of Questcor’s Acthar unit sales comprised of Medicaid-eligible patients and government entities; Questcor’s research and development risks, including risks associated with Questcor’s work in the areas of nephrotic syndrome and lupus, and Questcor’s efforts to develop and obtain FDA approval of SynacthenTM Depot; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; Mallinckrodt’s ability to obtain and/or timely transport molybdenum-99 to our technetium-99m generator production facilities; customer concentration; cost-containment efforts of customers, purchasing groups, third-party payors and governmental organizations; Mallinckrodt’s ability to successfully develop or commercialize new products; competition; Mallinckrodt’s ability to achieve anticipated benefits of price increases; Mallinckrodt’s ability to integrate acquisitions of technology, products and businesses generally; product liability losses and other litigation liability; the reimbursement practices of a small number of large public or private issuers; complex reporting and payment obligations under healthcare rebate programs; changes in laws and regulations; conducting business internationally; foreign exchange rates; material health, safety and environmental liabilities; litigation and violations; information technology infrastructure; and restructuring activities. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in (i) Mallinckrodt’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended September 27, 2013 and its Quarterly Reports on Form 10-Q for the quarterly periods ended December 27, 2013 and March 28, 2014; (ii) the SEC filings of Cadence Pharmaceuticals, Inc., which was acquired by Mallinckrodt on March 19, 2014, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2013; and (iii) Questcor’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2013 (and the amendment thereto on Form 10-K/A), and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2014 and June 30, 2014 and its Current Report on Form 8-K filed with the SEC on July 10, 2014. The forward-looking statements made herein speak only as of the date hereof and none of Mallinckrodt, Questcor or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction between Mallinckrodt and Questcor, Mallinckrodt has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-196054) containing a joint proxy statement of Mallinckrodt and Questcor that also constitutes a prospectus of Mallinckrodt. The registration statement on Form S-4 was declared effective by the SEC on July 11, 2014. Each of Mallinckrodt and Questcor commenced mailing the joint proxy statement/prospectus to its respective shareholders on July 14, 2014. INVESTORS AND SECURITY HOLDERS OF MALLINCKRODT AND QUESTCOR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the joint proxy statement/prospectus, the registration statement and other documents filed with the SEC by Mallinckrodt and Questcor through the website maintained by the SEC at http://www.sec.gov.

Participants in the Merger Solicitation

Mallinckrodt, Questcor, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Mallinckrodt and Questcor shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the joint proxy statement/prospectus filed by Mallinckrodt with the SEC. Information about the directors and executive officers of Mallinckrodt is set forth in its proxy statement for its 2014 annual general meeting of shareholders, which was filed with the SEC on January 24, 2014. Information about the directors and executive officers of Questcor is set forth in its amendment to Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2014.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Note Purchase Agreement, dated as of July 28, 2014, among Mallinckrodt Securitization S.À R.L., the persons from time to time party thereto as purchasers, PNC Bank, National Association, as administrative agent, and Mallinckrodt LLC, as initial servicer

10.2	Purchase and Sale Agreement, dated as of July 28, 2014, among the various entities party thereto from time to time as originators, Mallinckrodt LLC, as initial servicer, and Mallinckrodt Securitization S.À R.L., as buyer

10.3	Sale Agreement, dated as of July 28, 2014, between Liebel-Flarsheim Company LLC and Mallinckrodt LLC

10.4	Performance Guaranty, dated as of July 28, 2014, by Mallinckrodt International Finance S.A. in favor of PNC Bank, National Association, as administrative agent

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2014

MALLINCKRODT PUBLIC LIMITED COMPANY

By:	/s/ Peter G. Edwards
	Name:	Peter G. Edwards
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

10.1	Note Purchase Agreement, dated as of July 28, 2014, among Mallinckrodt Securitization S.À R.L., the persons from time to time party thereto as purchasers, PNC Bank, National Association, as administrative agent, and Mallinckrodt LLC, as initial servicer

10.2	Purchase and Sale Agreement, dated as of July 28, 2014, among the various entities party thereto from time to time as originators, Mallinckrodt LLC, as initial servicer, and Mallinckrodt Securitization S.À R.L., as buyer

10.3	Sale Agreement, dated as of July 28, 2014, between Liebel-Flarsheim Company LLC and Mallinckrodt LLC

10.4	Performance Guaranty, dated as of July 28, 2014, by Mallinckrodt International Finance S.A. in favor of PNC Bank, National Association, as administrative agent